Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT
by and between
The E.W. Scripps Company
and
Berkshire Hathaway Inc.
Dated as of January 7, 2021

i

THIS REGISTRATION RIGHTS AGREEMENT, is made and entered into as of January 7, 2021, by and between The E.W. Scripps Company, an Ohio corporation (the “Company”), and Berkshire Hathaway Inc., a Delaware corporation (the “Investor”).
WHEREAS, the Company and the Investor are parties to a Securities Purchase Agreement, dated September 23, 2020 (the “Purchase Agreement”) pursuant to which the Investor is purchasing from the Company 6,000 shares of its Preferred Shares, Series A, liquidation preference amount $100,000 per share (the “Series A Preferred Shares”) and a warrant (the “Warrant”) to purchase up to 23,076,923 shares of its Class A Common Shares, par value $0.01 per share, subject to adjustment as provided in such Warrant (the “Class A Common Shares”);
WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investor as set forth below;
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.    Certain Definitions.
In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:
“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.
“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report). Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.
“Class A Common Shares” has the meaning set forth in the first Recital hereto.
“Company” has the meaning set forth in the introductory paragraph.
“Demand Registration” has the meaning set forth in Section 2(a).
“Demand Registration Statement” has the meaning set forth in Section 2(a).
“Exchange Act” means the Securities Exchange Act of 1934.
“Exercise Shares” means the Class A Common Shares acquired by the Investor upon exercise of the Warrant.
“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization.
“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.
“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
“Holdback Agreement” has the meaning set forth in Section 6.
“Holdback Period” has the meaning set forth in Section 6.
“Investor” means the Person named as such in the first paragraph of this Agreement. References herein to the Investor shall apply to Permitted Transferees who become Investors pursuant to Section 11, provided that for purposes of all thresholds and limitations herein, the actions of the Permitted Transferees shall be aggregated.
“Minimum Amount” means $60,000,000.
“Permitted Transferee” means any direct or indirect subsidiary of the Investor where the Investor beneficially owns at least 80% of the equity interests (measured by both voting rights and value) of such subsidiary.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.
“Piggyback Registration” has the meaning set forth in Section 3(a).
“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.
“Purchase Agreement” means the agreement specified in the first Recital hereto, as such agreement may be amended from time to time.
“Registrable Shares” means, at any time, (i) the Exercise Shares, and (ii) any securities issued by the Company after the date hereof in respect of the Exercise Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, but excluding (iii) any and all Exercise Shares and other securities referred to in clauses (i) and (ii) that at any time after the date hereof (a) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act, (b) have been sold in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act, (c) are eligible for sale pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale, (d) are not outstanding or (e) have been transferred in violation of Section 10 hereof or the provisions of the Purchase Agreement or to a Person that does not become an Investor pursuant to Section 11 hereof (or any combination of clauses (a), (b), (c), (d) and (e)). It is understood and agreed that, once a security of the kind described in clause (i) or (ii) above becomes a security of the kind described in clause (iii) above, such security shall cease to be a Registrable Share for all purposes of this Agreement and the Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security.
“Registration Expenses” has the meaning set forth in Section 8(a).
“Registration Statement” means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.
“S-3 Shelf Registration” has the meaning set forth in Section 4(a).
“S-3 Shelf Registration Statement” has the meaning set forth in Section 4(a).
“SEC” means the Securities and Exchange Commission or any successor agency.
“Securities Act” means the Securities Act of 1933.

“Series A Preferred Shares” has the meaning set forth in the first Recital hereto.
“Shares” means any Class A Common Shares. If at any time Registrable Shares include securities of the Company other than Class A Common Shares, then, when referring to Shares other than Registrable Shares, “Shares” shall include the class or classes of such other securities of the Company.
“Shelf Takedown” has the meaning set forth in Section 4(b).
“Suspension Period” has the meaning set forth in Section 5(a).
“Termination Date” means the first date on which there are no Registrable Shares or there is no Investor.
“Third Party Holdback Period” means any Holdback Period imposed on the Investor pursuant to Section 6 in respect of an underwritten offering of Shares in which (i) the Investor elected not to participate or (ii) the Investor’s participation was reduced or eliminated pursuant to Section 3(b) or 3(c).
“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and “underwritten Shelf Takedown” means an underwritten offering effected pursuant to an S-3 Shelf Registration.
“Warrant” has the meaning set forth in the first Recital hereto.
In addition to the above definitions, unless the context requires otherwise:
(i)any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;
(ii)“including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;
(iii)references to “Section” are references to Sections of this Agreement;
(iv)words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;
(v)references to “business day” mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close; and
(vi)the symbol “$” means U.S. dollars.

Section 2.    Demand Registration.
(a)Right to Request Registration. Subject to the provisions hereof, until the Termination Date, the Investor may at any time request registration for resale under the Securities Act of all or part of the Registrable Shares separate from an S-3 Shelf Registration (a “Demand Registration”); provided, however, that (based on the then-current market prices) the number of Registrable Shares included in the Demand Registration would, if fully sold, yield gross proceeds to the Investor of at least the Minimum Amount. Subject to Section 2(d) and Sections 5 and 7 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within 45 days after the Investor’s request therefor and (ii) if necessary, to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing.
(b)Number of Demand Registrations. Subject to the limitations of Sections 2(a), 2(d) and 4(a), the Investor shall be entitled to request up to three Demand Registrations in the aggregate (regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 11). A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective.
(c)Priority on Demand Registrations. The Company may include Shares other than Registrable Shares in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such Shares may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Investor requesting such Demand Registration that in their opinion the number of Shares proposed to be included in the Demand Registration exceeds the number of Shares which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Shares proposed to be registered pursuant to clause (i) above by the Investor, the amount of Shares to be sold shall be allocated to the Investor.
(d)Restrictions on Demand Registrations. The Investor shall not be entitled to request a Demand Registration (i) within six months after the Investor has sold Shares in a Demand Registration or an underwritten Shelf Takedown requested pursuant to Section 4(b) or (ii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a Piggyback Registration. Notwithstanding the foregoing, the Company shall not be obligated to proceed with a Demand Registration if the offering to be effected pursuant to such registration can be effected pursuant to an S-3 Shelf Registration and the Company, in accordance with Section 4, effects or has effected an S-3 Shelf Registration pursuant to which such offering can be effected.
(e)Underwritten Offerings. The Investor shall be entitled to request an underwritten offering pursuant to a Demand Registration, but only if the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount (based on then-current market prices) and only if the request is not made within six months after the Investor has sold Shares in an underwritten offering pursuant to (i) a Demand Registration or (ii) an S-3 Shelf Registration. If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to lead the offering.
(f)Effective Period of Demand Registrations. Upon the date of effectiveness of any Demand Registration for an underwritten offering and if such offering is priced promptly on or after such date, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 60 days from such date or such shorter period which shall terminate when all of the Registrable Shares covered by such Demand Registration have been sold by the Investor. If the Company shall withdraw any Demand Registration pursuant to Section 5 before such 60 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto, the Investor shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Shares or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates), and as a result of any such circumstances described in clause (i) or (ii), less than 75% of the Registrable Shares covered by the Registration Statement are sold by the Investor pursuant to such Registration Statement.
Section 3.    Piggyback Registrations.
(a)Right to Piggyback.
Whenever prior to the Termination Date the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of Shares (other than the Investor), and the form of registration statement to be used may be used for any registration of Registrable Shares (a “Piggyback Registration”), the Company shall give written notice to the

Investor of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Shares with respect to which the Company has received a written request for inclusion therein from the Investor within 10 days after the Investor’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances (provided that only Registrable Shares of the same class or classes as the Shares being registered may be included). The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. If the Company or any other Person other than the Investor proposes to sell Shares in an underwritten offering pursuant to a registration statement on Form S-3 under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering pursuant to a Piggyback Registration.
(b)Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of Shares requested to be included therein by holders of Shares, including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among all such holders on the basis of the number of Shares requested to be included therein by all such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).
(c)Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Shares other than the Investor, and the managing underwriters advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the Company shall include in such registration (i) first, the number of Shares requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of Shares requested to be included therein by other holders of Shares including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) and (iii) third, the number of Shares that the Company proposes to sell, pro rata among such holders on the basis of the number of Shares requested to be included therein by such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).

(d)Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.
(e)Basis of Participations. The Investor may not sell Registrable Shares in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
Section 4.    S-3 Shelf Registration.
(a)Right to Request Registration. Subject to the provisions hereof, at any time when the Company is eligible to use Form S-3 prior to the Termination Date, the Investor shall be entitled to request on one occasion that the Company file a Registration Statement on Form S-3 (or an amendment or supplement to an existing registration statement on Form S-3) for a public offering of all or such portion of the Registrable Shares designated by the Investor pursuant to Rule 415 promulgated under the Securities Act or otherwise (an “S-3 Shelf Registration”). A request for an S-3 Shelf Registration may not be made within six months after the Investor has sold Shares in a Demand Registration or at any time when an S-3 Shelf Registration is in effect or the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a registration statement. Upon such request, and subject to Section 5, the Company shall use reasonable best efforts (i) to file a Registration Statement (or any amendment or supplement thereto) covering the number of Registrable Shares specified in such request under the Securities Act on Form S-3 (an “S-3 Shelf Registration Statement”) for public sale in accordance with the method of disposition specified in such request within five business days (in the case of a Registration Statement that is automatically effective upon filing) or 30 days (in the case of all other Registration Statements) after the Investor’s written request therefor and (ii) if necessary, to cause such S-3 Shelf Registration Statement to become effective as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing. The right to request an S-3 Shelf Registration may be exercised no more than once in the aggregate, regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 11. If the Investor has used its right to an S-3 Shelf Registration pursuant to this Section 4 and has exercised fewer than three Demand Registrations, the Investor may elect an additional S-3 Shelf Registration and, upon such election, the number of Demand Registrations available to the Investor shall be reduced by one.
(b)Right to Effect Shelf Takedowns. The Investor shall be entitled, at any time and from time to time when an S-3 Shelf Registration Statement is effective and until the Termination Date, to sell such Registrable Shares as are then registered pursuant to such Registration Statement (each, a “Shelf Takedown”), but only upon not less than three business days’ prior written notice to the Company (if such takedown is to be underwritten). The Investor shall be entitled to request that a Shelf Takedown be an underwritten offering; provided, however, that (based on the then-current market prices) the number of Registrable Shares included in each such underwritten Shelf Takedown would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount, and provided further that the Investor shall not be entitled to request any underwritten Shelf Takedown (i) within six months after the Investor has sold Shares in an underwritten offering effected pursuant to (x) a Demand Registration or (y) an S-3 Shelf Registration or (ii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering of Shares pursuant to a registration statement. The Investor shall give the Company prompt written notice of the consummation of each Shelf Takedown (whether or not underwritten).
(c)Priority on Underwritten Shelf Takedowns. The Company may include Shares other than Registrable Shares in an underwritten Shelf Takedown for any accounts on the terms provided below, but only with the consent of the managing underwriters of such offering and the Investor (such consent not to be unreasonably withheld). If the managing underwriters of the requested underwritten Shelf Takedown advise the Company and the Investor that in their opinion the number of Shares proposed to be included in the underwritten Shelf Takedown exceeds the number of Shares which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such underwritten Shelf Takedown (i) first, the number of Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Registrable Shares proposed to be included in the underwritten Shelf Takedown pursuant to clause (i) above, the amount of Shares to be so sold shall be allocated to the Investor. The provisions of this paragraph (c) apply only to a Shelf Takedown that the Investor has requested be an underwritten offering.
(d)Selection of Underwriters. If any of the Registrable Shares are to be sold in an underwritten Shelf Takedown initiated by the Investor, the Company shall have the right to select the managing underwriter or underwriters to lead the offering.
(e)Effective Period of S-3 Shelf Registrations. The Company shall use reasonable best efforts to keep any S-3 Shelf Registration Statement effective for a period of 90 days after the effective date of such registration statement, provided that such 90 day period shall be extended by the number of days in any Suspension Period commenced pursuant to Section 5 during such period (as it may be so extended) and by the number of days in any Third Party Holdback Period commenced during such period (as it may be so extended). Notwithstanding the foregoing, the Company shall not be obligated to keep any such registration statement effective, or to permit Registrable Shares to be registered, offered or sold thereunder, at any time on or after the Termination Date.

Section 5.    Suspension Periods.
(a)Suspension Periods. The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Demand Registration or an S-3 Shelf Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Shares pursuant to a Demand Registration or an S-3 Shelf Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company determines in its sole discretion (x) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 5 is herein called a “Suspension Period”. If pursuant to this Section 5 the Company delays or withdraws a Demand Registration or S-3 Shelf Registration requested by the Investor, the Investor shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2 or 4. The Company shall provide prompt written notice to the Investor of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 5), but shall not be obligated under this Agreement to disclose the reasons therefor. The Investor shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Shares (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period. In no event (x) may the Company deliver notice of a Suspension Period to the Investor more than three times in any calendar year and (y) shall a Suspension Period or Suspension Periods be in effect for an aggregate of 180 days or more in any calendar year.
(b)Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.
(c)Purchase Agreement Restrictions. Nothing in this Agreement shall affect the restrictions on transfers of Shares and other provisions of the Purchase Agreement, which shall apply independently hereof in accordance with the terms thereof.
Section 6.    Holdback Agreements.
The restrictions in this Section 6 shall apply for as long as the Investor is the beneficial owner of any Registrable Shares. If the Company sells Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act (but only if the Investor is provided its piggyback rights, if any, in accordance with Sections 3(a) and 3(b)), or if any other Person sells Shares in a secondary underwritten offering pursuant to a Piggyback Registration in accordance with Sections 3(a) and 3(c), and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investor) that a public sale or distribution of Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investor shall agree, as contemplated in this Section 6, not to (and to cause its majority-controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the 10th day before the pricing date for the underwritten offering and extending through the earlier of (i) the 90th day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company) and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, the Investor shall not be obligated to enter into a Holdback Agreement unless the Company and each selling shareholder in such offering also execute agreements substantially similar to such Holdback Agreement. A Holdback Agreement shall not apply to (x) the exercise of any warrants or options to purchase shares of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise), (y) any Shares included in the underwritten offering giving rise to the application of this Section 6, or (z) any Shares of the Company’s capital stock owned or held by any employee benefit plan of the Investor or its majority-controlled Affiliates.
Section 7.    Registration Procedures.
(a)Whenever the Investor requests that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:
(i)subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective (unless it is automatically effective upon filing);
(ii)use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Registrable Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Registrable Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;
(iii)use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;
(iv)deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Investor may reasonably request in order to facilitate the disposition of the Registrable Shares of the Investor covered by such Registration Statement in conformity with the requirements of the Securities Act;
(v)use reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such U.S. jurisdictions as the Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to (1) qualify but for this subparagraph (v), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);
(vi)notify the Investor and each distributor of such Registrable Shares identified by the Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall use reasonable best efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(vii)in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or an S-3 Shelf Registration, enter into an underwriting agreement in substantially the form used by the Company or companies of comparable market capitalization for offerings of that kind, with appropriate modification, containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including, making members of senior management of the Company available at reasonable times and places to participate in “road-shows” that the managing underwriter determines are necessary to effect the offering);
(viii)in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or an S-3 Shelf Registration, and to the extent not prohibited by applicable law, (1) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (2) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (3) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (4) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;
(ix)use reasonable best efforts to cause all such Registrable Shares to be listed on each primary securities exchange (which, for the avoidance of doubt, may include the Nasdaq Stock Market), if any, on which securities of the same class issued by the Company are then listed;
(x)provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Shares pursuant to a Registration Statement, if requested by the transfer agent, provide the transfer agent with printed certificates for the Registrable Shares to be sold, subject to the provisions of Section 11;
(xi)make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and
(xii)promptly notify the Investor and the managing underwriters of any underwritten offering, if any:
(1) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;
(3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and
(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction.
For the avoidance of doubt, the provisions of clauses (vii), (viii), (xi) and (xii) of this Section 7(a) shall apply only in respect of an underwritten offering and only if (based on market prices at the time the offering is requested by the Investor) the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount.
(b)No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Investor, any selling securityholder or any underwriter or other distributor specifically for use therein.
(c)At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration of the Class A Common Shares under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Investor to be eligible to sell Registrable Shares (if any) pursuant to Rule 144 under the Securities Act.
(d)The Company may require the Investor and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.
(e)The Investor agrees by having its Class A Common Shares treated as Registrable Shares hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 7(a)(vi), the Investor will immediately discontinue

(and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 under the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 7(a)(vi), and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.
(f)The Company may prepare and deliver a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such free writing prospectus. Neither the Investor nor any other seller of Registrable Shares may use a free writing prospectus to offer or sell any such shares without the Company’s prior written consent.
(g)It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 7 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement.
(h)It is further understood and agreed that the Company shall not have any obligations under this Section 7 at any time on or after the Termination Date, unless an underwritten offering in which the Investor participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 7 shall continue with respect to such offering until it is so completed (but not more than 60 days after the commencement of the offering).
(i)Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Shares in a Registration Statement unless it has received from the Investor, at least five days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by the Investor for inclusion therein.
Section 8.    Registration Expenses.
(a)All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares or fees and expenses of counsel and any other advisor representing any underwriters or other distributors), shall be borne by the Company. The Investor shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares and shall pay all of its own costs and expenses, including all fees and expenses of any counsel (and any other advisers) representing the Investor and any stock transfer taxes.
(b)The obligation of the Company to bear the expenses described in Section 8(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Investor (unless withdrawn following commencement of a Suspension Period pursuant to Section 5) shall be borne by the Investor.
Section 9.    Indemnification.
(a)The Company shall indemnify, to the fullest extent permitted by law, the Investor and each Person who controls the Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Investor expressly for use therein. In connection with an underwritten offering in which the Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor.
(b)In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, (i) the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) and (ii) each participating underwriter, if any, and each Person who controls such underwriter (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the Investor expressly for use therein.
(c)Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one. If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs, to such indemnified Person, of a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.
(d)The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Shares made before the Termination Date or during the period following the Termination Date referred to in Section 7(h).
(e)If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b) hereof had been available under the circumstances.
Section 10.    Securities Act Restrictions.
The Registrable Shares are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Investor shall not, directly or through others, offer or sell any Registrable Shares except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any transfer of Registrable Shares other than pursuant to an effective registration statement, the Investor shall notify the Company of such transfer and the Company may require the Investor to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Shares that are to be transferred in contravention of this Agreement. Any certificates representing the Registrable Shares may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Purchase Agreement), until such time as such securities have ceased to be (or are to be transferred in a manner that results in their ceasing to be) Registrable Shares. Subject to the provisions of this Section 10, the Company will replace any such legended certificates with unlegended certificates promptly upon surrender of the legended certificates to the Company or its designee and cause shares that cease to be Registrable Shares to bear a general unrestricted CUSIP number, in order to facilitate a lawful transfer or at any time after such shares cease to be Registrable Shares.
Section 11.    Transfers of Rights.
If the Investor transfers any rights to a Permitted Transferee in accordance with the Purchase Agreement, such Permitted Transferee shall, together with all other such Permitted Transferees and the Investor, also have the rights of the Investor under this Agreement, but only if the Permitted Transferee signs and delivers to the Company a written acknowledgment (in form and substance satisfactory to the Company) that it has joined with the Investor and the other

Permitted Transferees as a party to this Agreement and has assumed the rights and obligations of the Investor hereunder with respect to the rights transferred to it by the Investor. Each such transfer shall be effective when (but only when) the Permitted Transferee has signed and delivered the written acknowledgment to the Company. Upon any such effective transfer, the Permitted Transferee shall automatically have the rights so transferred, and the Investor’s obligations under this Agreement, and the rights not so transferred, shall continue, provided that under no circumstances shall the Company be required to provide (i) more than three Demand Registrations and (ii) more than one S-3 Shelf Registration (or two in the event the Investor elects to exchange one of its Demand Registrations for an S-3 Shelf Registration). Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Purchase Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Shares.
Section 12.    Miscellaneous.
(a)Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company:
The E.W. Scripps Company
312 Walnut Street
Cincinnati, Ohio 45202
Attention:    William Appleton, Executive Vice President and General Counsel
Robin Davis, Vice President/Strategy and Corporate Development
E-mail:        appleton@scripps.com / robin.davis@scripps.com

with a copy to (which copy alone shall not constitute notice):
Baker & Hostetler LLP
45 Rockefeller Plaza
New York, NY 10111
Attention:    Steven H. Goldberg and Ryan Gorsche
E-mail:        sgoldberg@bakerlaw.com / rgorsche@bakerlaw.com

If to the Investor:

Berkshire Hathaway Inc.
3555 Farnam Street
Omaha, Nebraska 68131
Attention: Ted Weschler
E-mail: RTWeschler@BRKA.com

with a copy to (which copy alone shall not constitute notice):
Munger, Tolles & Olson LLP
350 South Grand Avenue
Los Angeles, California 90071
Attention: Judith T. Kitano
E-mail: judith.kitano@mto.com

(b)No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale or (ii) an assignment by Investor to a Permitted Transferee in accordance with the terms hereof.
(d)No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies (except as specified in Section 9 hereof).
(e)Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 12(a). To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
(f)Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e-mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
(g)Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.
(h)Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.
(i)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(j)Other Registration Rights. The Company agrees that it shall not grant any registration rights to any third party (i) unless such rights are expressly made subject to the rights of Investor in a manner consistent with this Agreement or (ii) if such registration rights are senior to, or take priority over, the registration rights granted to the Investor under this Agreement.
(k)Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Investor.
[Execution Page Follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.
THE E.W. SCRIPPS COMPANY

By: /s/ William Appleton
Name:	William Appleton
Title:	Executive Vice President and General Counsel
BERKSHIRE HATHAWAY INC.

By: /s/ R. Ted Weschler
Name:	R. Ted Weschler
Title:	Authorized Representative
[Signature Page to Registration Rights Agreement]